Exhibit 99.2

Cbre group, inc. First Quarter 2016: Earnings Conference Call April 28, 2016

Forward-Looking Statements This presentation contains statements that are forward looking within the meaning of the private securities litigation reform act of 1995. These include statements regarding CBRE’s future growth momentum, operations, market share, business outlook, and financial expectations. These statements are estimates only and actual results may ultimately differ from them. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our first quarter earnings report, furnished on Form 8-K, and our most recent annual report filed on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Bob Sulentic President and Chief Executive Officer Gil Borok Deputy Chief Financial Officer and Chief Accounting officer Jim Groch Chief Financial Officer Steve Iaco Investor Relations and corporate communications

A strong start to 2016 with double-digit organic fee revenue growth in local currency in all three regional services businesses Leasing had an exceptional quarter Occupier outsourcing had robust revenue growth even without Global Workplace Solutions acquisition impact High-single-digit growth in property sales revenue Continue to make strategic gains across CBRE’s business Q1 2016 global results

Q1 2016 Performance Overview Revenue Fee Revenue1 EBITDA2 Normalized EBITDA3 Fee Revenue Margin4 Net Income5 EPS5,6 Q1 2016 $ 2,847 M $ 1,816 M $ 253 M $ 283 M 15.6% GAAP $ 82 M $ 0.24 Adjusted $ 121 M $ 0.36 Q1 2015 $ 2,053 M $ 1,455 M $ 246 M $ 247 M 17.0% GAAP $ 93 M $ 0.28 Adjusted $ 106 M $ 0.32 Change Q1 2016-over-Q1 2015 USD 39% 25% 3% 15% 140bps 14%8 13%8 Local Currency 42% 28% 11%7 23%7 n/a 28%7,8 25%7,8 See slide 14 for footnotes.

Regional Business Overview Q1 2016 Region Highlights (% Increase in Local Currency) Americas EMEA Asia Pacific Fee Revenue1 26% Ex. acquired GWS 12% Fee Revenue1 45% Ex. acquired GWS 13% Fee Revenue1 34% Ex. acquired GWS 11% See slide 14 for footnotes.

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Occupier Outsourcing2 Property Management2 Investment Management Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue Q1 2016 $ 1,413 $ 251 $ 90 $ 110 $ 514 $ 330 $ 107 $ 15 $ 17 $ 2,847 Fee Revenue3 Q1 2016 $ 516 $ 117 $ 90 $ 110 $ 514 $ 330 $ 107 $ 15 $ 17 $ 1,816 % of Q1 2016 Total Fee Revenue 28% 7% 5% 6% 28% 18% 6% 1% 1% 100% Fee Revenue Growth Rate (Change Q1 2016-over-Q1 2015) USD 121% 1% -18% 2% 15% 7% 3% 45% -1% 25% Local Currency 127% 4% -15% 7% 18% 9% 3% 45% 1% 28% Q1 2016 BUSINESS LINE REVENUE 74% of total fee revenue Contractual revenue & leasing, which is largely recurring1, is 74% of fee revenue See slide 14 for footnotes.

New 50 Expansions 42 Renewals 20 Occupier outsourcing Client-facing integration materially completed as planned Go to market with a premier integrated, global full service offering Enhanced capabilities in EMEA and APAC are meeting rising demand Q1 2016 TOTAL CONTRACTS Facilities Management Transaction Services Project Management highlights Q1 2016 Representative Clients Now includes clients from the acquired Global Workplace Solutions business

Global Investment management CAPITAL RAISED1 ASSETS UNDER MANAGEMENT (AUM) ($ in billions) ($ in billions) Financial results Revenue Carried Interest Asset Management Acquisition, Disposition, Incentive & Other Capital to deploy: approx. $5.1 billion3 Co-Investment: $145.6 million3 ($ in millions) Normalized EBITDA2 See slide 14 for footnotes. Q1 Q1 Q1 35.3 22.9 2015 2016 84.5 78.8 18.2 9.7 7.5 1.9 110.2 90.4 2015 2016 5.0 8.6 7.0 7.5 1.3 1.8 2013 2014 2015 Q1 TTM 2016 89.1 90.6 89.0 89.7 2013 2014 2015 Q1 2016

Revenue Pro-forma Revenue3 Development Services 1 $127.7 million of co-investments at the end of Q1 2016 $11.3 million in repayment guarantees on outstanding debt balances at the end of Q1 2016 Financial results PROJECTS IN PROCESS/PIPELINE ($ in millions) 2 Revenue Q1 ($ in billions) See slide 14 for footnotes. EBITDA Q1 5.5 31.9 2015 2016 12.3 16.8 24.1 69.1 2015 2016 4.9 5.4 6.7 7.1 1.5 4.0 3.6 3.1 4Q13 4Q14 4Q15 1Q16 In Process Pipeline

Q1 Financial performance summary Without the effect of currency movement, primarily the non-cash marking of currency hedges to market Fee Revenue1 increased 28% Normalized EBITDA2 increased 23% Adjusted EPS3,4 increased 25% See slide 14 for footnotes.

Closing remarks Very encouraged by strong start to 2016 People, culture, and integrated offering creating marketplace differentiation Forbes names CBRE America’s 15th Best Employer Q1 typically is the seasonally lightest quarter and, as always, we caution against using Q1 as a barometer of full year performance Business has positive momentum and macro environment remains generally supportive Continue to expect adjusted EPS of $2.27 to $2.37 for full-year 2016 13% growth at the midpoint of the range

Supplemental slides and GAAP Reconciliation tables

FOOTNOTES

Note – Local currency percent changes versus prior year is a non-GAAP measure noted on slides 5, 6, 7 and 11. These percent changes are calculated by comparing current year results at prior year exchange rates versus prior year results. In addition, in compliance with Regulation G, we have not reconciled the (non-GAAP) guidance for our adjusted earnings per share or Normalized EBITDA for our principal businesses to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.

Slide 5

1. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.
2. EBITDA represents earnings before net interest expense, write-off of financing costs on extinguished debt, income taxes, depreciation and amortization.
3. Normalized EBITDA excludes (from EBITDA) certain carried interest incentive compensation expense (reversal) to align with the timing of associated revenue, cost containment expenses and integration and other costs related to acquisitions.
4. Fee revenue margin is based on Normalized EBITDA.
5. Adjusted net income and adjusted EPS include the impact of an adjusting provision for income taxes to a normalized rate and exclude amortization expense related to certain intangible assets attributable to acquisitions, the write-off of financing costs on extinguished debt, cost containment expenses, integration and other costs related to acquisitions, and adjusts certain carried interest incentive compensation expense (reversal) to align with the timing of associated revenue.
6. All EPS information is based on diluted shares.
7. Excludes the impact of all currency effects including hedging. See slide 15 for summary of Q1 2016 currency effects versus prior year.
8. Based on adjusted results.

Slide 6

1. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.

Slide 7

1. We regard leasing revenue as largely recurring because unlike most other transaction businesses, leasing activity normally takes place when leases expire. The average lease expires in five to six years. This means that, on average, in a typical year approximately 17% to 20% of leases roll over and a new leasing decision must be made. When a lease expires in the ordinary course, we expect it to be renewed, extended or the tenant to vacate the space to lease another space in the market. In each instance, a transaction is completed. If there is a downturn in economic activity, some tenants may seek a short term lease extension, often a year, before making a longer term commitment. In this scenario, that delayed leasing activity tends to be stacked on top of the normal activity in the following year. Thus, we characterize leasing as largely recurring because we expect an expiration of a lease, in the ordinary course, to lead to an opportunity for a leasing commission from such completed transaction.
2. Occupier Outsourcing and Property Management revenue excludes associated leasing and sales revenue, most of which is contractual.
3. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.

Slide 9

1. Excludes securities business.
2. Normalized EBITDA excludes (from EBITDA) certain carried interest incentive compensation expense (reversal) to align with the timing of associated revenue and cost containment expenses.
3. As of March 31, 2016.

Slide 10

1. In Process figures include Long-Term Operating Assets (LTOA) of $0.1 billion for 1Q 16, $0.1 billion for 4Q 15, $0.3 billion for 4Q 14, and $0.9 billion for 4Q 13. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition.
2. Pipeline deals are projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than 12 months out.
3. Pro-forma revenue is revenue plus equity in unconsolidated subsidiaries and gains on sales of assets net of non-controlling interest.

Slide 11

1. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.
2. Normalized EBITDA excludes (from EBITDA) certain carried interest incentive compensation expense (reversal) to align with the timing of associated revenue, cost containment expenses and integration and other acquisition related costs.
3. All EPS information is based on diluted shares.
4. Adjusted earnings per share includes the impact of adjusting the provision for income taxes to a normalized rate as well as excludes the effect of select charges from U.S. GAAP earnings per diluted share. Such select charges include the write-off of financing costs on extinguished debt, amortization expense related to certain intangibles attributable to acquisitions, integration and other costs related to acquisitions, cost containment expenses and certain carried interest incentive compensation expense (reversal) to align with the timing of associated revenue.

CBRE 14 CBRE GROUP, INC. | Q1 2016 EARNINGS CONFERENCE CALL

Other Financial metrics Three Months Ended March 31, ($ in millions) 2016 Forecast 2016 2015 Depreciation approx. $ 150 $ 37.4 $ 33.4 Normalized amortization 1 approx. $ 110 24.7 21.3 Net interest expense approx. $ 140 33.3 23.9 Normalized income taxes 66.4 62.2 Normalized income tax rate 2 35.5% 35.5% 37.0% Q1 2016 Currency Effects vs. Prior Year Q1 2016 currency translation as well as other exchange rate transaction gains/(losses) during Q1 2016 against same quarter prior year (pre-tax Normalized EBITDA impact) $3.9 million Q1 2016 mark-to-market of currency hedges against same quarter prior year (pre-tax Normalized EBITDA impact) ($25.9 million) Excludes amortization expense related to certain intangible assets attributable to acquisitions. Adjusts pre-tax income for portion attributable to non-controlling interests.

Mandatory Amortization and Maturity Schedule ($ in millions) $2,800 million revolving credit facility matures in March 2021. As of March 31, 2016, the revolving credit facility balance was $280 million. As of March 31, 20161 Global Cash Global Cash Available Revolving Credit Facility 425 2,943 29 45 57 139 525 309 59 800 600 0 500 1000 1500 2000 2500 3000 3500 Liquidity 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Cash Revolving Credit Facility Term Loan A Term Loan B-1 Term Loan B-2 Senior Notes - 5.00% Senior Notes - 4.875% Senior Notes - 5.25%

Capitalization ($ in millions) As of March 31, 2016 Cash1 $ 425 Revolving credit facility 280 Senior term loan A2 481 Senior term loan B-12 265 Senior term loan B-22 127 Senior notes – 5.00%2 789 Senior notes – 4.875%2 591 Senior notes – 5.25%2 422 Other debt3,4 - Total debt $ 2,955 Stockholders’ equity 2,818 Total capitalization $ 5,773 Total net debt $ 2,530 Net debt to TTM Q1 2016 Normalized EBITDA 1.7x Excludes $64.0 million of cash in consolidated funds and other entities not available for Company use at March 31, 2016. Outstanding amount is reflected net of unamortized debt issuance costs. Excludes $714.4 million of warehouse facilities for loans originated on behalf of FHA and other government sponsored enterprises outstanding at March 31, 2016, which are non-recourse to CBRE Group, Inc. Excludes non-recourse notes payable on real estate, net of unamortized debt issuance costs, of $46.2 million at March 31, 2016.

($ in millions) Occupier Outsourcing & Property Management1 Leasing Sales Gross Fee2 Q1 2016 $ 801 $ 286 $ 390 $ 221 USD3  51%  79%  18%  6% Local Currency3  53%  81%  20%  7% Local Currency ex. GWS3  7%  7%  20%  7% Americas revenue Q1 2016 fee revenue up 25% in USD or 26% in local currency Occupier Outsourcing and Property Management revenue excludes associated leasing and sales revenue, most of which is contractual. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. Growth rate for Q1 2016 versus Q1 2015.

($ in millions) Occupier Outsourcing & Property Management1 Leasing Sales Gross Fee2 Q1 2016 $ 677 $ 277 $ 71 $ 62 USD3 107%  77%  8%  4% Local Currency3 115%  85%  16%  11% Local Currency ex. GWS3  15%  18%  16%  11% EMEA revenue Occupier Outsourcing and Property Management revenue excludes associated leasing and sales revenue, most of which is contractual. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. Growth rate for Q1 2016 versus Q1 2015. Q1 2016 fee revenue up 38% in USD or 45% in local currency

($ in millions) Occupier Outsourcing & Property Management1 Leasing Sales Gross Fee2 Q1 2016 $ 185 $ 69 $ 53 $ 46 USD3 107% 119%  2%  12% Local Currency3 114% 125%  7%  18% Local Currency ex. GWS3  19%  16%  7%  18% Asia Pacific revenue Q1 2016 fee revenue up 28% in USD or 34% in local currency Occupier Outsourcing and Property Management revenue excludes associated leasing and sales revenue, most of which is contractual. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. Growth rate for Q1 2016 versus Q1 2015.

u.s. market statistics U.S. VACANCY U.S. ABSORPTION TRENDS (in MSF) 1Q15 1Q16 2Q16F 4Q16F 1Q15 1Q16 2015 2016F Office 13.9% 13.2% 12.9% 12.5% 8.2 5.6 62.1 52.5 Industrial 10.0% 9.1% 9.4% 9.5% 50.1 37.7 240.7 130.8 Retail 11.4% 11.2% 9.9% 9.3% 2.7 13.6 18.9 53.2 Source: CBRE Econometric Advisors (EA) Outlooks 1Q 2016 preliminary U.S. INVESTMENT VOLUME AND CAP RATES 1Q15 4Q15 1Q16 Office Volume ($B) 36.51 41.65 30.15 Cap Rate 6.7% 6.7% 6.6% Industrial Volume ($B) 20.35 26.74 12.45 Cap Rate 7.0% 6.6% 7.3% Retail Volume ($B) 25.95 23.62 17.50 Cap Rate 6.6% 6.5% 6.6% Source: CBRE EA estimates from RCA data April 2016

Non-Gaap financial measures The following measures are considered “non-GAAP financial measures” under SEC guidelines: (i) fee revenue (ii) net income attributable to CBRE Group, Inc., as adjusted (which we also refer to as “adjusted net income”) (iii) diluted income per share attributable to CBRE Group, Inc. shareholders, as adjusted (which we also refer to as “adjusted earnings per share” or “adjusted EPS”) (iv) EBITDA and EBITDA, as adjusted (the latter of which we also refer to as “normalized EBITDA”) None of these measures is a recognized measurement under U.S. generally accepted accounting principles, or “U.S. GAAP”, and when analyzing our operating performance, readers should use them in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Because not all companies use identical calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. Our management generally uses these non-GAAP financial measures to evaluate operating performance and for other discretionary purposes, and the Company believes that these measures provide a more complete understanding of ongoing operations, enhance comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. The Company further uses certain of these measures, and believes that they are useful to investors, for purposes described below. With respect to fee revenue: the Company believes that investors may find this measure useful to analyze the financial performance of our occupier outsourcing and asset services business lines and our business generally because it excludes costs reimbursable by clients and, as such, provides greater visibility into the underlying performance of our business. With respect to adjusted net income, adjusted EPS, EBITDA and normalized EBITDA: the Company believes that investors may find these measures useful in evaluating our operating performance compared to that of other companies in our industry because their calculations generally eliminate the accounting effects of acquisitions, which would include impairment charges of goodwill and intangibles created from acquisitions, and—in the case of EBITDA and normalized EBITDA —the effects of financings and income tax and the accounting effects of capital spending. All of these measures may vary for different companies for reasons unrelated to overall operating performance. In the case of EBITDA and normalized EBITDA, these measures are not intended to be measures of free cash flow for our management’s discretionary use because they do not consider cash requirements such as tax and debt service payments. The EBITDA and normalized EBITDA measures calculated herein may also differ from the amounts calculated under similarly titled definitions in our credit facilities and debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. The Company also uses normalized EBITDA and adjusted EPS as significant components when measuring our operating performance under our employee incentive compensation programs.

Three Months Ended March 31, ($ in millions) 2016 2015 Occupier Outsourcing revenue 1 $ 1,413.3 $ 694.9 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 897.3 461.6 Occupier Outsourcing fee revenue 1 $ 516.0 $ 233.3 Property Management revenue 1 $ 250.7 $ 252.4 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 133.3 135.8 Property Management fee revenue 1 $ 117.4 $ 116.6 Consolidated revenue $ 2,846.7 $ 2,052.5 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 1,030.6 597.4 Consolidated fee revenue $ 1,816.1 $ 1,455.1 Reconciliation of revenue to fee revenue Occupier Outsourcing and Property Management revenue excludes associated leasing and sales revenue, most of which is contractual.

Three Months Ended March 31, ($ in millions) 2016 2015 Americas revenue $ 1,583.6 $ 1,227.6 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 514.7 369.4 Americas fee revenue $ 1,068.9 $ 858.2 EMEA revenue $ 847.5 $ 494.0 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 400.1 170.1 EMEA fee revenue $ 447.4 $ 323.9 Asia Pacific revenue $ 308.5 $ 208.4 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 115.8 57.9 Asia Pacific fee revenue $ 192.7 $ 150.5 Reconciliation of revenue to fee revenue by segment

Three Months Ended March 31, ($ in millions) 2016 2015 Normalized EBITDA $ 282.7 $ 246.7 Adjustments: Integration and other costs related to acquisitions 17.2 3.2 Cost containment expenses 12.4 - Carried interest incentive compensation expense (reversal) to align with the timing of associated revenue 0.5 (2.8) EBITDA 252.6 246.3 Add: Interest income 1.5 2.3 Less: Depreciation and amortization 87.0 69.9 Interest expense 34.8 26.2 Write-off of financing costs on extinguished debt - 2.7 Provision for income taxes 50.1 56.9 Net income attributable to CBRE Group, Inc. $ 82.2 $ 92.9 Reconciliation of Normalized EBITDA to EBITDA to Net Income

Three Months Ended March 31, ($ in millions, except per share amounts) 2016 2015 Net income attributable to CBRE Group, Inc. $ 82.2 $ 92.9 Amortization expense related to certain intangible assets attributable to acquisitions, net of tax 17.0 11.1 Integration and other costs related to acquisitions, net of tax 11.6 2.0 Cost containment expenses, net of tax 8.8 - Adjustment of taxes to normalized rate for the full year 0.9 - Carried-interest incentive compensation expense (reversal) to align with the timing of associated revenue, net of tax 0.3 (1.6) Write-off of financing costs on extinguished debt, net of tax - 1.6 Adjusted net income $ 120.8 $ 106.0 Adjusted diluted earnings per share $ 0.36 $ 0.32 Weighted average shares outstanding for diluted income per share 337,506,232 335,698,590 Reconciliation of Net Income to adjusted Net Income and adjusted earnings per share